EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Media Contacts:	Tad Hutcheson
October 30, 2007		Judy Graham-Weaver
David Hirschman
678.254.7442

Arne Haak (Financial)
407.318.5187

AIRTRAN HOLDINGS, INC., REPORTS RECORD PERFORMANCE IN THIRD QUARTER

- Revenue, Passenger Count and Load Factor Set All-Time Highs -

- Unit Costs Continue To Decline –

ORLANDO, Fla., (Oct. 30, 2007) — AirTran Holdings, Inc., (NYSE: AAI), the parent company of AirTran Airways, Inc., today reported third-quarter net income of $10.6 million, or $0.11 per diluted share, compared to a loss of $4.6 million, or $0.05 per diluted share, during the same period last year.

Included in the third-quarter 2007 results is a one-time, net of tax charge of $6.6 million, or $0.07 per diluted share, related to costs associated with the effort to acquire Midwest Air Group. Without this charge, AirTran Airways net income was $17.3 million, or $0.18 per diluted share.

Capacity as measured in available seat miles (ASMs) increased 20.9 percent while traffic measured in revenue passenger miles (RPMs) increased 32.3 percent resulting in an all-time record load factor of 80.1 percent. During the quarter AirTran Airways served a record 6,442,786 passengers, up 25.4 percent from the year-ago period. Operating income reached a third-quarter record of $38.5 million representing a 6.3 percent operating margin, a 7.1 percentage point improvement over the same period last year.

“I am very pleased with our third-quarter performance,” said Joe Leonard, chairman and chief executive officer of AirTran Airways. “We confronted high fuel costs, adverse weather and air traffic control delays in some of our major East Coast markets – but our operational performance and service levels stayed well ahead of the competition. We remain on track to make 2007 our ninth consecutive year of successful growth.”

Commenting on the third quarter, Bob Fornaro, president and chief operating officer said, “Our unit revenue improved nearly 3 percent year over year and contributed to the record-setting revenue performance. We are optimistic that this trend will continue through year end.”

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AirTran Holdings, Inc., Reports All-Time Record Results

Fornaro went on to say, “The third quarter is the most operationally challenging for our Crew Members given the high load factors. I would like to congratulate our Crew Members for their outstanding efforts to meet the needs of our customers and provide them with outstanding customer service.”

During the third quarter AirTran Airways’ non-fuel unit costs set another all-time record low of 5.92 cents per ASM representing a 2 percent reduction year over year. Total operating unit costs declined 4 percent to 9.49 cents per ASM in the same period.

Commenting on the company’s performance, Stan Gadek, senior vice president of finance and chief financial officer said, “the strategic deployment of our new 737s continues to drive down costs throughout the network. Looking forward, we believe there are additional opportunities to further reduce costs and raise productivity.”

For the nine months ended September 30, AirTran Holdings net income tripled to $54.9 million from $18.3 million in the year-ago period.

During the third quarter and year to date, AirTran Airways also:

•	Launched nonstop service from Las Vegas to Akron/Canton and Dayton, Ohio, Bloomington-Normal and Moline, Ill., Flint, Mich., and Rochester, N.Y.

•	Took delivery of its 50th new, fuel-efficient Boeing 737-700.

•	Enabled customers to check in and review flight status using their handheld, mobile devices.

•	Expanded flights to Florida more than 25 percent in the third quarter year over year.

•	Received the 2007 Strategy Award from Airline Business Magazine.

•	Added football stars Keith Brooking, Donovan McNabb and Steve McNair to our list of endorsers that includes Danica Patrick, Warrick Dunn and Peyton Manning.

AirTran Holdings, Inc., will conduct a conference call to discuss quarterly results today at 10:00 a.m. EDT. A live broadcast of the conference call will be available via the Internet in the investor relations section at www.airtran.com.

AirTran Airways, a Fortune 1000 company, offers more than 700 affordable, daily flights to 55 U.S. destinations. With more than 8,500 friendly Crew Members and America’s youngest all-Boeing fleet, AirTran Airways provides XM Satellite Radio and Business Class seating on every flight. For more information and free online booking, visit airtran.com.

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AirTran Holdings, Inc., Reports All-Time Record Results

Editor’s note: Statements regarding the Company’s operational and financial success, business model, expectation about future success, improved operational performance and our ability to maintain or improve our low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company’s ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K/A for the year ended December 31, 2006. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

# # #

* Attached: Consolidated Statements of Operations *

AirTran Holdings, Inc.

Consolidated Statements of Operations

(In thousands, except per share data and statistical summary)

(Unaudited)

	Three Months Ended September 30,		Percent Increase (Decrease)
	2007	2006
Operating Revenues:
Passenger	$580,558	$466,766	24.4
Cargo	1,075	864	24.4
Other	26,922	19,227	40.0

Total operating revenues	608,555	486,857	25.0

Operating Expenses:
Salaries, wages and benefits	118,733	98,862	20.1
Aircraft fuel	214,867	190,716	12.7
Aircraft rent	60,582	59,429	1.9
Distribution	23,020	18,065	27.4
Maintenance, materials and repairs	40,009	29,105	37.5
Landing fees and other rents	31,382	27,660	13.5
Aircraft insurance and security services	6,228	6,596	(5.6)
Marketing and advertising	10,238	12,527	(18.3)
Depreciation	13,084	7,360	77.8
Other operating	51,946	40,528	28.2

Total operating expenses	570,089	490,848	16.1

Operating Income (Loss)	38,466	(3,991)	—

Other (Income) Expense:
Interest income	(5,517)	(6,369)	(13.4)
Interest expense	20,099	13,459	49.3
Capitalized interest	(2,247)	(3,503)	(35.9)
Midwest exchange offer expenses	10,650	—	—
Other	(1,596)	—	—

Other (income) expense, net	21,389	3,587	—

Income (Loss) Before Income Taxes	17,077	(7,578)	—
Income tax expense (benefit)	6,440	(3,010)	—

Net Income (Loss)	$10,637	$(4,568)	—

Earnings (Loss) per Common Share
Basic	$0.12	$(0.05)	—
Diluted	$0.11	$(0.05)	—
Weighted-average Shares Outstanding
Basic	91,642	90,923	0.8
Diluted	93,114	90,923	2.4

EBITDA	$42,496	$3,369	—
Operating margin (loss)	6.3%	(0.8)%	7.1 pts.
Net margin (loss)	1.7%	(0.9)%	2.6 pts.

(continued on next page)

	Three Months Ended September 30,				Percent Increase (Decrease)
	2007		2006
Third Quarter Statistical Summary:
Revenue passengers	6,442,786		5,137,151		25.4
Revenue passenger miles (000s)	4,808,682		3,635,238		32.3
Available seat miles (000s)	6,005,231		4,965,224		20.9
Block hours	138,872		120,705		15.1
Passenger load factor	80.1%		73.2%		6.9	pts.
Break-even load factor	77.7%		74.4%		3.3	pts.
Average fare	$90.11		$90.86		(0.8)
Average yield per RPM	12.07	¢	12.84	¢	(6.0)
Passenger revenue per ASM	9.67	¢	9.40	¢	2.9
Operating cost per ASM	9.49	¢	9.89	¢	(4.0)
Fuel price neutral cost per ASM	9.61	¢	9.89	¢	(2.8)
Non-fuel operating cost per ASM	5.92	¢	6.04	¢	(2.0)
Average cost of aircraft fuel per gallon	$2.25		$2.33		(3.4)
Gallons of fuel burned	95,337,253		81,720,714		16.7
Weighted-average number of aircraft	137		119		15.1

AirTran Holdings, Inc.

Consolidated Statements of Income

(In thousands, except per share data and statistical summary)

(Unaudited)

	Nine Months Ended September 30,		Percent Increase (Decrease)
	2007	2006
Operating Revenues:
Passenger	$1,644,987	$1,375,064	19.6
Cargo	3,133	2,943	6.5
Other	78,027	52,561	48.5

Total operating revenues	1,726,147	1,430,568	20.7

Operating Expenses:
Salaries, wages and benefits	337,422	287,635	17.3
Aircraft fuel	582,535	511,866	13.8
Aircraft rent	182,142	170,081	7.1
Distribution	65,823	53,749	22.5
Maintenance, materials and repairs	111,733	97,339	14.8
Landing fees and other rents	90,562	76,693	18.1
Aircraft insurance and security services	17,859	18,881	(5.4)
Marketing and advertising	31,518	35,529	(11.3)
Depreciation	34,872	19,642	77.5
Other operating	148,648	120,393	23.5

Total operating expenses	1,603,114	1,391,808	15.2

Operating Income	123,033	38,760	—
Other (Income) Expense:
Interest income	(16,015)	(16,422)	(2.5)
Interest expense	55,082	35,796	53.9
Capitalized interest	(7,092)	(9,798)	(27.6)
Gain on sale of aircraft	(6,234)	—	—
Midwest exchange offer expenses	10,650	—	—
Other	(1,440)	—	—

Other (income) expense, net	34,951	9,576

Income Before Income Taxes	88,082	29,184	—
Income tax expense	33,228	10,915	—

Net Income	$54,854	$18,269	—

Earnings per Common Share
Basic	$0.60	$0.20	—
Diluted	$0.57	$0.20	—
Weighted-average Shares Outstanding
Basic	91,502	90,305	1.3
Diluted	104,282	92,377	12.9

EBITDA	$154,929	$58,402	—
Operating margin	7.1%	2.7%	4.4	pts.
Net margin	3.2%	1.3%	1.9	pts.

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	Nine Months Ended September 30,				Percent Increase (Decrease)
	2007		2006
Nine Month Statistical Summary:
Revenue passengers	17,845,917		15,033,987		18.7
Revenue passenger miles (000s)	12,984,173		10,398,268		24.9
Available seat miles (000s)	16,960,337		14,026,038		20.9
Block hours	397,440		342,384		16.1
Passenger load factor	76.6%		74.1%		2.5	pts.
Break-even load factor	72.5%		72.6%		(0.1	) pts.
Average fare	$92.18		$91.46		0.8
Average yield per RPM	12.67	¢	13.22	¢	(4.2)
Passenger revenue per ASM	9.70	¢	9.80	¢	(1.0)
Operating cost per ASM	9.45	¢	9.92	¢	(4.7)
Fuel price neutral cost per ASM	9.56	¢	9.92	¢	(3.6)
Non-fuel operating cost per ASM	6.02	¢	6.27	¢	(4.0)
Average cost of aircraft fuel per gallon	$2.16		$2.23		(3.1)
Gallons of fuel burned	269,451,311		229,993,119		17.2
Weighted-average number of aircraft	133		113		17.7

Reconciliation of GAAP Financial Information to Non-GAAP Financial Information

Three Months and Nine Months Ended September 30, 2007 and 2006

Within our press release, we make reference to certain non-GAAP financial measures including EBITDA and EBITDAR. Earnings before income taxes, interest, depreciation and amortization (“EBITDA”) represents the sum of income before income taxes, interest, depreciation and amortization. EBITDAR is a presentation of earnings before interest, taxes, depreciation, amortization, and aircraft rents. The EBITDAR indicator expands on EBITDA by excluding aircraft rent to give another indication of financial performance. Our disclosure of operating costs (CASM), non-fuel operating cost (non-fuel CASM) and fuel price neutral cost per available seat mile (fuel price neutral CASM), are consistent with financial measures reported by other airlines and analysts.

We believe that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in assessing our underlying performance on a year-over-year and a quarter sequential basis. Whenever such information is presented, we have complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why our management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding our financial condition, results of operations and cash flows are as follows:

EBITDAR and EBITDA are supplemental non-GAAP financial measures used by management, as well as industry analysts, to evaluate operations and operating performance. In particular, management utilizes EBITDAR to compare the operating profitability of our operations, excluding aircraft ownership and rental costs, with those of its competitors. In arriving at EBITDAR, aircraft rental expense is added to EBITDA because the Company has acquired a significant number of our aircraft pursuant to leases in addition to purchase financing arrangements and believes this provides a comparison of operating profitability to competitors that own their aircraft. The Company is also presenting EBITDA and EBITDAR because each are used by some industry analysts and investors as a way to assess a company’s ability to incur and service debt, make capital expenditures and meet working capital requirements.

The Company has significant uses of cash flow, including capital expenditures, aircraft rent payments, interest payments and debt principal repayments, which are not reflected in EBITDA or EBITDAR.

Neither EBITDA nor EBITDAR should be interpreted as an alternative to income from operations (as an indicator of operating performance) or to cash flows from operations (as a measure of liquidity), in each case, as determined in accordance with accounting principles generally accepted in the United States.

Because neither EBITDA nor EBITDAR are measures determined in accordance with accounting principles generally accepted in the United States, such measures are susceptible to varying calculations and not all companies calculate EBITDA or EBITDAR in the same manner. As a result, EBITDA or EBITDAR as presented may not be directly comparable to similarly titled measures presented by other companies.

	Three months ended September 30,		Nine months ended September 30,
	2007	2006	2007	2006
The following table reconciles net income (loss) to EBITDA:
Net income (loss)	$10,637	$(4,568)	$54,854	$18,269
Add back:
Income tax expense (benefit)	6,440	(3,010)	33,228	10,915
Interest expense, net	12,335	3,587	31,975	9,576
Depreciation	13,084	7,360	34,872	19,642

EBITDA	$42,496	$3,369	$154,929	$58,402

The following table reconciles net income (loss) to EBITDAR:
Net income (loss)	$10,637	$(4,568)	$54,854	$18,269
Add back:
Income tax expense (benefit)	6,440	(3,010)	33,228	10,915
Interest expense, net	12,335	3,587	31,975	9,576
Depreciation	13,084	7,360	34,872	19,642
Aircraft rent	60,582	59,429	182,142	170,081

EBITDAR	$103,078	$62,798	$337,071	$228,483

The following table reconciles net margin (loss) to net margin (loss) adjusted:
Net income (loss)	$10,637	$(4,568)	$54,854	$18,269
Plus:
Midwest exchange offer expenses, net of tax	6,632	—	6,632	—
Less:
Gain, net of taxes	—	—	3,882	—

Net income (loss), adjusted	$17,269	$(4,568)	$57,604	$18,269
Total operating revenues	608,555	486,857	1,726,147	1,430,568
Net margin (loss), adjusted	2.8	(0.9)	3.3	1.3

The following table reconciles break-even load factor to break-even load factor adjusted:
Total operating expenses	$570,089	$490,848	$1,603,114	$1,391,808
Plus:
Other (income) expense, net	21,389	3,587	34,951	9,576
Gain on sale of aircraft	—	—	6,234	—
Less:
Cargo revenue	1,075	864	3,133	2,943
Other revenue	26,922	19,227	78,027	52,561
Midwest exchange offer expenses	10,650	—	10,650	—

	$552,831	$474,344	$1,552,489	$1,345,880
Average yield per RPM (cents)	12.07	12.84	12.67	13.22
ASM’s (000)	6,005,231	4,965,224	16,960,337	14,026,038
Break-even load factor adjusted	76.3	74.4	72.2	72.6

The following table shows the calculation of non-fuel operating cost per ASM:
Total operating expenses	$570,089	$490,848	$1,603,114	$1,391,808
Less: aircraft fuel	(214,867)	(190,716)	(582,535)	(511,866)

Non-fuel operating cost	$355,222	$300,132	$1,020,579	$879,942

ASMs (000)	6,005,231	4,965,224	16,960,337	14,026,038
Non-fuel operating cost per ASM (cents)	5.92	6.04	6.02	6.27

The following table shows the calculation of fuel price neutral cost per ASM:
Gallons of fuel burned	95,337,253		269,451,311
Prior year cost of fuel (dollars/gallon)	2.33		2.23
Total operating expenses	$570,089	$490,848	$1,603,114	$1,391,808
Aircraft fuel based on prior year price	222,136		600,876
Aircraft fuel for current period	(214,867)		(582,535)

Adjusted total operating expenses	$577,358		$1,621,455

ASMs (000)	6,005,231	4,965,224	16,960,337	14,026,038
Fuel-neutral cost per ASM (cents)	9.61	9.89	9.56	9.92

The following table reconciles dilutive earnings (loss) per share to adjusted dilutive earnings (loss) per share:

Numerator
Net income (loss)	$10,637	$(4,568)
Plus income effect of assumed conversion-interest on convertible debt	1,369	—
Plus Midwest exchange offer expense, net of tax	6,632	—

Income (loss) after assumed conversion, diluted	$18,638	$(4,568)
Denominator
Weighted-average shares outstanding, basic	91,642	90,923
Effect of dilutive securities
Stock options	903	—
Convertible debt	11,241	—
Restricted stock	569	—

Diluted	104,355	90,923
Earnings (loss) per common share, diluted, adjusted	$0.18	$(0.05)